UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________
FORM 8-K
  _______________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2025
  _______________________________________
UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)
 _______________________________________

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
15147 N. Scottsdale Road, Suite H300, Scottsdale, Arizona 85254-2494
(Address of principal executive offices and zip code)
(480) 530-3000
(Registrant's telephone number, including area code)

________________________________________________________________________________________________
(Former name or former address, if changed since last report)
_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

U.S. Bank Amendment
On July 25, 2025, Universal Electronics Inc. (the "Company") entered into a Tenth Amendment (the "Tenth Amendment") to the Second Amended and Restated Credit Agreement (as amended, the "Credit Agreement") with U.S. Bank National Association. The Tenth Amendment allows for, among other things, the Company to grant a Lien (as defined in the Credit Agreement) in favor of Bank of China up to an amount not to exceed $21,000,000, which was increased from $11,500,000 (not including Property (as defined in the Credit Agreement) located in the United States). All other provisions of the Credit Agreement remain substantially the same.

The foregoing description of the Tenth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Tenth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Bank of China Amendments
As a continuation of the line of credit granted by Bank of China Limited in August 2024, on July 30, 2025, the Company's subsidiary Gemstar Technology (Yangzhou) Co. Ltd. ("GTY") entered into a Line of Credit Agreement (the "LOC") and agreed upon a form of Working Capital Loan Contract (the "WC Contract"), both with Bank of China Limited, Baoying Sub-Branch (collectively, the LOC and WC Contract is herein referred to as the "BOC Loan Contracts"). Subject to the terms and conditions of the BOC Loan Contracts, GTY's borrowing capacity has increased from 80,000,000 RMB up to 130,000,000 RMB for general business purposes until July 16, 2026.

The foregoing description of the BOC Loan Contracts does not purport to be complete and is qualified in its entirety by reference to the full text of the BOC Loan Contracts, which are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)Exhibits. The following exhibits are furnished with this report.

Exhibit No.	Description
10.1	Tenth Amendment to Second Amended and Restated Credit Agreement signed July 25, 2025 (filed herewith)

10.2	Line of Credit Agreement signed July 30, 2025 (filed herewith)

10.3	Form of Working Capital Loan Contract (filed herewith)

104	Cover Page to this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Electronics Inc.

Date: July 31, 2025	By:	/s/ Bryan Hackworth
Bryan Hackworth
Chief Financial Officer (Principal Financial Officer)

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